Exhibit 99.77(c)

ITEM 77C - Matters submitted to a vote of security holders

1.

A special meeting of shareholders of ING Investors Trust was held on April 22, 2013 to elect 13 nominees to the Board of Trustees of ING Investors Trust.

	For All	Withold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3,772,604,208.181	200,055,617.846	0.000	0.000	3,972,659,826.027
John V. Boyer	3,771,764,050.384	200,895,775.643	0.000	0.000	3,972,659,826.027
Patricia W. Chadwick	3,772,206,322.587	200,453,503.440	0.000	0.000	3,972,659,826.027
Albert E. DePrince, Jr.	3,765,707,671.886	206,952,154.141	0.000	0.000	3,972,659,826.027
Peter S. Drotch	3,767,827,922.960	204,831,903.067	0.000	0.000	3,972,659,826.027
J. Michael Earley	3,770,753,270.683	201,906,555.344	0.000	0.000	3,972,659,826.027
Martin J. Gavin	3,775,692,739.886	196,967,086.141	0.000	0.000	3,972,659,826.027
Russell H. Jones	3,772,527,763.683	200,132,062.344	0.000	0.000	3,972,659,826.027
Patrick W. Kenny	3,771,382,294.384	201,277,531.643	0.000	0.000	3,972,659,826.027
Shaun P. Mathews	3,770,296,611.683	202,363,214.344	0.000	0.000	3,972,659,826.027
Joseph E. Obermeyer	3,772,728,725.886	199,931,100.141	0.000	0.000	3,972,659,826.027
Sheryl K. Pressler	3,770,539,151.683	202,120,674.344	0.000	0.000	3,972,659,826.027
Roger B. Vincent	3,770,381,868.886	202,277,957.141	0.000	0.000	3,972,659,826.027

The proposal passed.

2.

A special meeting of shareholders of each Portfolio listed below was held on April 22, 2013 to: 1) approve a new investment advisory agreement for each Portfolio below with ING Investments, LLC prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit ING Investments, LLC subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers, when applicable, without obtaining the approval of each Portfolio’s shareholders.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds Asset Allocation Portfolio	1	31,291,255.000	1,483,802.000	4,224,045.000	0.000	36,999,102.000
	2	30,386,530.667	2,512,247.667	4,100,323.666	0.000	36,999,102.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds Global Growth and Income Portfolio	1	1,243,954.017	102,400.000	101,522.000	0.000	1,447,876.017
	2	1,198,853.351	117,326.333	131,696.333	0.000	1,447,876.017

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds International Growth and Income Portfolio	1	1,042,930.022	58,813.000	65,875.000	0.000	1,167,618.022
	2	941,772.356	77,724.333	148,121.333	0.000	1,167,618.022

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds International Portfolio	1	55,444,734.000	3,509,975.000	5,070,258.000	0.000	64,024,967.000
	2	53,336,622.334	5,715,573.333	4,972,771.333	0.000	64,024,967.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Clarion Global Real Estate Portfolio	1	20,783,610.502	1,313,422.599	2,034,627.387	2,720.720	24,134,381.208
	2	19,844,540.013	2,504,065.919	1,783,054.306	2,720.970	24,134,381.208

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Goldman Sachs Commodity Strategy Portfolio	1	10,808,589.000	546,909.000	2,935,943.000	0.000	14,291,441.000
	2	10,243,397.000	879,139.000	3,168,905.000	0.000	14,291,441.000

*The proposals passed.

3.

A special meeting of shareholders of each Portfolio listed below was held on April 22, 2013 to: 1) approve a new investment advisory agreement for each Portfolio below with Directed Services LLC prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit Directed Services LLC subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers, when applicable, without obtaining the approval of each Portfolio’s shareholders.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING BlackRock Health Sciences Opportunities Portfolio	1	15,309,864.000	778,654.000	1,172,447.000	0.000	17,260,965.000
	2	14,548,329.000	1,615,793.000	1,096,843.000	0.000	17,260,965.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING BlackRock Inflation Protected Portfolio	1	86,603,054.719	5,041,155.000	6,504,025.000	20,808.337	98,169,043.056
	2	83,599,207.469	8,164,723.750	6,384,303.750	20,808.087	98,169,043.056

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING BlackRock Large Cap Growth Portfolio	1	21,505,440.000	1,515,300.000	2,361,962.000	10,578.285	25,393,280.285
	2	20,524,466.750	2,591,068.750	2,267,166.750	10,578.035	25,393,280.285

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Clarion Real Estate Portfolio	1	15,062,626.469	867,001.000	1,237,619.000	3,391.513	17,170,637.982
	2	14,170,285.719	1,744,673.250	1,252,287.250	3,391.763	17,170,637.982

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING DFA Global Allocation Portfolio	1	842,917.000	14,333.000	5,738.000	0.000	862,988.000
	2	810,853.334	15,802.333	36,332.333	0.000	862,988.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING DFA World Equity Portfolio	1	16,220,882.000	877,891.000	1,371,632.000	0.000	18,470,405.000
	2	15,258,780.667	2,014,322.667	1,197,301.666	0.000	18,470,405.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING FMRSM Diversified Mid Cap Portfolio	1	44,633,352.000	2,657,047.000	4,182,046.000	1,547.668	51,473,992.668
	2	42,811,111.000	4,635,467.000	4,025,867.000	1,547.668	51,473,992.668

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Franklin Income Portfolio	1	66,796,604.000	3,730,365.000	6,950,065.000	5,371.471	77,482,405.471
	2	63,845,235.250	6,167,286.250	7,464,512.250	5,371.721	77,482,405.471

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Franklin Mutual Shares Portfolio	1	44,541,314.000	2,889,523.000	4,200,234.000	9,779.850	51,640,850.850
	2	42,877,044.250	4,459,979.250	4,294,047.250	9,780.100	51,640,850.850

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Franklin Templeton Founding Strategy Portfolio	1	73,416,324.000	3,202,134.000	9,882,855.000	0.000	86,501,313.000
	2	69,737,901.667	7,239,261.667	9,524,149.666	0.000	86,501,313.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Invesco Growth and Income Portfolio	1	17,617,610.000	1,068,181.000	2,174,549.000	101.067	20,860,441.067
	2	17,029,696.000	1,640,721.000	2,189,923.000	101.067	20,860,441.067

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING JPMorgan Emerging Markets Equity Portfolio	1	34,584,634.551	2,692,056.000	2,785,882.706	583.314	40,063,156.571
	2	32,875,633.551	4,246,092.000	2,940,847.706	583.314	40,063,156.571

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING JPMorgan Small Cap Core Equity Portfolio	1	21,269,288.000	1,285,668.000	1,929,220.000	0.000	24,484,176.000
	2	19,900,158.334	2,798,609.333	1,785,408.333	0.000	24,484,176.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Marsico Growth Portfolio	1	21,563,551.000	1,119,241.000	1,967,609.000	0.000	24,650,401.000
	2	20,617,645.000	2,162,660.000	1,870,096.000	0.000	24,650,401.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MFS Total Return Portfolio	1	43,606,179.000	1,944,409.000	5,343,212.000	0.000	50,893,800.000
	2	42,119,526.667	3,761,002.667	5,013,270.666	0.000	50,893,800.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MFS Utilities Portfolio	1	30,582,787.000	2,249,163.000	3,135,541.000	0.000	35,967,491.000
	2	29,432,404.000	3,414,483.000	3,120,604.000	0.000	35,967,491.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Morgan Stanley Global Franchise Portfolio	1	22,156,779.000	1,436,535.023	2,148,564.000	5,197.007	25,747,075.030
	2	21,046,925.500	2,522,785.523	2,172,167.500	5,196.507	25,747,075.030

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio)	1	5,187,230.000	764,282.000	575,842.000	0.000	6,527,354.000
	2	5,028,087.334	806,717.333	692,549.333	0.000	6,527,354.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO High Yield Portfolio	1	68,194,725.000	4,079,286.000	6,125,956.000	8,450.856	78,408,417.856
	2	65,693,550.500	7,215,816.500	5,490,599.500	8,451.356	78,408,417.856

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO Total Return Bond Portfolio	1	235,126,321.567	12,780,523.000	21,346,677.000	22,049.333	269,275,570.900
	2	225,796,953.567	23,278,066.000	20,178,502.000	22,049.333	269,275,570.900

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Pioneer Mid Cap Value Portfolio	1	40,292,633.000	2,676,669.000	4,214,777.000	0.000	47,184,079.000
	2	38,783,618.667	4,138,745.667	4,261,714.666	0.000	47,184,079.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price Capital Appreciation Portfolio	1	119,838,325.000	7,386,613.000	12,492,148.000	295.571	139,717,381.571
	2	115,136,130.750	11,934,037.750	12,646,917.750	295.321	139,717,381.571

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price Equity Income Portfolio	1	70,321,398.000	4,410,840.000	7,931,026.000	1,671.125	82,664,935.125
	2	65,629,176.500	8,788,458.500	8,245,628.500	1,671.625	82,664,935.125

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price International Stock Portfolio	1	15,192,748.000	988,982.000	1,210,667.000	149.676	17,392,546.676
	2	14,374,536.750	1,878,049.750	1,139,810.750	149.426	17,392,546.676

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Templeton Global Growth Portfolio	1	36,110,503.000	2,292,696.000	3,466,529.000	399.703	41,870,127.703
	2	34,270,331.000	4,205,156.000	3,394,241.000	399.703	41,870,127.703

*The proposals passed.

4.

A special meeting of shareholders of ING Bond Portfolio was held on April 22, 2013, to: 1) approve a new investment advisory agreement for the Portfolio below with ING Investments, LLC prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 2) approve a new investment sub-advisory agreement for the Portfolio between ING Investments, LLC and ING Investment Management Co. LLC prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, LLC, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Bond Portfolio	1	38,038,416.000	1,685,304.000	3,349,860.000	0.000	43,073,580.000
	2	38,040,074.667	1,764,910.667	3,268,594.666	0.000	43,073,580.000
	3	36,544,746.667	3,343,423.667	3,185,409.666	0.000	43,073,580.000

*The proposals passed.

5.

A special meeting of shareholders of each Portfolio listed below was held on April 22, 2013, to: 1) approve a new investment advisory agreement for each Portfolio below with Directed Services LLC prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 2) approve a new investment sub-advisory agreement for each Portfolio between Directed Services LLC and ING Investment Management Co. LLC prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit Directed Services LLC, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of each Portfolio’s shareholders.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds World Allocation Portfolio	1	15,045,880.000	654,479.000	1,686,081.000	0.000	17,386,440.000
	2	14,951,544.000	825,196.000	1,609,700.000	0.000	17,386,440.000
	3	14,478,185.000	1,233,060.000	1,675,195.000	0.000	17,386,440.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Resources Portfolio	1	29,665,534.140	2,450,927.000	3,175,410.000	749.444	35,292,620.584
	2	29,896,022.890	2,527,541.750	2,868,306.750	749.194	35,292,620.584
	3	28,450,943.390	3,779,474.250	3,061,453.250	749.694	35,292,620.584

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Large Cap Growth Portfolio	1	175,736,775.656	10,071,546.502	17,369,733.700	15,923.026	203,193,978.884
	2	175,970,507.158	10,459,057.000	16,748,491.700	15,923.026	203,193,978.884
	3	170,730,760.643	17,221,564.015	15,225,731.950	15,922.276	203,193,978.884

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Large Cap Value Portfolio	1	31,037,153.000	2,289,805.000	4,885,864.000	938.490	38,213,760.490
	2	31,002,145.750	2,374,890.750	4,835,785.750	938.240	38,213,760.490
	3	28,869,876.500	4,142,689.500	5,200,255.500	938.990	38,213,760.490

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Limited Maturity Bond Portfolio	1	21,349,317.333	476,899.000	1,005,321.000	26,143.000	22,857,680.333
	2	21,139,651.333	495,089.000	1,196,797.000	26,143.000	22,857,680.333
	3	21,115,485.333	668,708.000	1,047,344.000	26,143.000	22,857,680.333

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Liquid Assets Portfolio	1	808,386,456.000	47,533,523.000	81,468,402.000	0.000	937,388,381.000
	2	808,909,333.334	49,606,711.333	78,872,336.333	0.000	937,388,381.000
	3	784,038,076.334	75,391,600.333	77,958,704.333	0.000	937,388,381.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Conservative Portfolio	1	51,576,263.000	1,544,811.000	7,561,097.000	0.000	60,682,171.000
	2	51,560,872.334	1,826,357.333	7,294,941.333	0.000	60,682,171.000
	3	49,052,734.000	4,148,362.000	7,481,075.000	0.000	60,682,171.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Growth Portfolio	1	319,145,969.000	22,003,634.000	42,897,768.000	0.000	384,047,371.000
	2	316,326,405.334	24,259,123.333	43,461,842.333	0.000	384,047,371.000
	3	309,656,696.667	35,363,944.667	39,026,729.666	0.000	384,047,371.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Moderate Growth Portfolio	1	217,544,081.000	11,787,382.000	26,968,518.000	0.000	256,299,981.000
	2	216,653,492.000	12,733,507.000	26,912,982.000	0.000	256,299,981.000
	3	209,106,822.334	23,993,751.333	23,199,407.333	0.000	256,299,981.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Moderate Portfolio	1	125,576,803.000	8,523,746.000	15,701,145.000	0.000	149,801,694.000
	2	124,027,900.667	9,081,132.667	16,692,660.666	0.000	149,801,694.000
	3	120,652,700.334	14,204,692.333	14,944,301.333	0.000	149,801,694.000

*The proposals passed.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING U.S. Stock Index Portfolio	1	294,536,765.977	22,073,823.000	11,139,823.000	8,998.701	327,759,410.678
	2	295,116,236.727	21,696,023.750	10,938,151.750	8,998.451	327,759,410.678
	3	296,832,733.477	21,141,698.500	9,775,980.500	8,998.201	327,759,410.678

*The proposals passed.